Fees Summary	Jun. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 381,932,000
Previously Paid Amount	0
Total Fee Amount	52,744.81
Total Offset Amount	0
Net Fee	$ 52,744.81